Exhibit 10(iii)A(1)

                        INCENTIVE STOCK OPTION AGREEMENT
              FOR EXECUTIVE OFFICERS AND OPERATING UNIT PRESIDENTS

THIS  AGREEMENT,  made as of the 24th day of October,  2000 (the "Grant  Date"),
between  National  Service  Industries,   Inc.,  a  Delaware   corporation  (the
"Company"), and "Name" (the "Optionee").

WHEREAS, the Company has adopted the National Service Industries, Inc. Long-Term
Achievement Incentive Plan (the "Plan") in order to provide additional incentive to certain officers and key employees of the Company and its Subsidiaries; and

WHEREAS,  the  Optionee  performs  services  for  the  Company  or  one  of  its
Subsidiaries; and

WHEREAS, the Committee responsible for administration of the Plan has determined to grant the Option to the Optionee as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option.
   ----- -- ------

1.1 The  Company  hereby  grants  to the  Optionee  the right  and  option  (the
"Option") to purchase  all or any part of an aggregate of "Amount"  whole Shares subject to, and in accordance  with,  the terms and conditions set forth in this
Agreement.

1.2 The Option is intended to qualify as an Incentive  Stock  Option  within the meaning of Section 422 of the Code and shall be so construed; provided, however, that  nothing  in this  Agreement  shall  be  interpreted  as a  representation, guarantee, or other undertaking on the part of the Company that the Option is or will be determined to be an Incentive Stock Option within the meaning of Section
422 of the Code. To the extent this Option is not treated as an Incentive  Stock
Option, it will be treated as a Nonqualified Stock Option.

1.3 This Agreement  shall be construed in accordance  and  consistent  with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference)  and, except as otherwise  expressly set forth herein,  the capitalized  terms used in this Agreement shall have the same definitions as set forth in the Plan.

2. Purchase Price.
   -------- -----

The price at which the  Optionee  shall be entitled to purchase  Shares upon the exercise of the Option shall be $19.3125 per Share.

Exhibit 10(iii)A(1)

3. Duration of Option.
   -------- -- ------

The Option shall be exercisable to the extent and in the manner  provided herein for a period of ten (10)  years  from the  Grant  Date  (the  "Exercise  Term");
provided,  however,  that the Option may be earlier  terminated  as  provided in
Section 6 hereof.

4. Exercisability of Option.
   -------------- -- ------

Unless  otherwise  provided  in this  Agreement  or the Plan,  the Option  shall entitle the Optionee to  purchase,  in whole at any time or in part from time to time. Each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided during the remaining period of the Exercise Term.

5. Manner of Exercise and Payment.
   ------ -- -------- --- -------

5.1 Subject to the terms and  conditions  of this  Agreement  and the Plan,  the
Option may be  exercised by delivery of written  notice to the  Company,  at its principal  executive  office.  Such  notice  shall  state that the  Optionee  is electing to exercise the Option and the number of Shares in respect of which the
Option  is being  exercised  and  shall  be  signed  by the  person  or  persons exercising  the Option.  If requested by the  Committee,  such person or persons shall (i)  deliver  this  Agreement  to the  Secretary  of the Company who shall endorse thereon a notation of such exercise and (ii) provide  satisfactory proof as to the right of such person or persons to exercise the Option.

5.2 The notice of exercise  described in Section 5.1 shall be accompanied by the full  purchase  price for the  Shares in  respect  of which the  Option is being exercised,  in cash, by check, or by transferring Shares to the Company having a
Fair Market Value on the day  preceding  the date of exercise  equal to the cash amount for which such Shares are substituted.

5.3 Upon  receipt  of notice of  exercise  and full  payment  for the  Shares in respect of which the Option is being  exercised,  the Company shall,  subject to
Section  17 of the Plan,  take such  action as may be  necessary  to effect  the transfer to the  Optionee of the number of Shares as to which such  exercise was effective.

5.4 The Optionee  shall not be deemed to be the holder of, or to have any of the rights of a holder with  respect to any Shares  subject to the Option  until (i)
the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was  exercised,  (ii) the Company  shall have issued and delivered the Shares to the Optionee,  and (iii) the  Optionee's  name shall have been  entered  as a  stockholder  of  record  on the books of the  Company, whereupon the Optionee  shall have full voting and other  ownership  rights with respect to such Shares.

Exhibit 10(iii)A(1)

6. Termination of Employment.
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6.1 In General.
    -- -------

If the  employment of the Optionee with the Company and its  Subsidiaries  shall terminate  for any reason,  other than for the reasons set forth in Sections 6.2 and 7.2 below,  the Option shall continue to be  exercisable  (to the extent the
Option was vested and  exercisable on the date of the Optionee's  termination of employment)  at any  time  within  three  (3)  months  after  the  date  of such termination of employment,  but in no event after the expiration of the Exercise
Term.

6.2 Termination of Employment Due to Death, Disability, or Retirement.
    ----------- -- ---------- --- -- ------ ----------- -- ----------

If the  Optionee's  termination  of employment is due to death,  Disability,  or
Retirement  (termination  on  or  after  age  65),  or  if  Optionee  terminates employment after age 55, the following shall apply:

(a)  Termination  Due To Death.  In the event the Optionee  dies while  actively employed,  the Option shall become immediately and fully exercisable,  and shall remain  exercisable at any time prior to the expiration of the lesser of one (1)
year  from  the  date of  death  or the  remaining  Exercise  Term,  by (A) such person(s) that have acquired the Optionee's rights under such Options by will or by the laws of descent and  distribution,  or (B) if no such person described in
(A) exists, the Optionee's estate or representative of the Optionee's estate.

(b)  Termination by  Disability.  In the event the employment of the Optionee is terminated  by reason of  Disability,  the Option shall become  immediately  and fully  exercisable  as  of  the  date  the  Committee  determines  the  Optionee terminated for Disability and shall remain  exercisable at any time prior to the expiration  of the  lesser of one (1) year from the date of  termination  or the remaining Exercise Term.

(c)  Termination by  Retirement.  In the event the employment of the Optionee is terminated  by  reason of  Retirement,  the  Option  shall  continue  to vest in accordance  with the  original  schedule  (just as if the  Optionee had remained employed) and shall remain  exercisable  at any time prior to the  expiration of the  lesser  of five (5) years  from the date of  termination  or the  remaining
Exercise Term. In the event of the Optionee's death after Retirement, the Option shall continue to vest and be exercisable in accordance with this subsection (c)
as if the Optionee had lived and the Option shall be  exercisable by the persons described in (a) above.

Exhibit 10(iii)A(1)

(d) Termination  After Attaining Age 55. If the Optionee  terminates  employment
(other than as a result of death or Disability) after attaining age 55 but prior to age  65,  unless  the  Committee  determines  otherwise  at the  time of such termination,  the Option shall continue to vest in accordance  with the original schedule  (just as if the  Optionee  had  remained  employed)  and shall  remain exercisable  at any time prior to the expiration of the lesser of five (5) years or the  remaining  Exercise  Term.  In the event of the  Optionee's  death after
Retirement,  the Option shall  continue to vest and be exercisable in accordance with this  subsection  (d) as if the  Optionee had lived and the Option shall be exercisable by the persons described in (a) above.

7. Effect of Change in Control.
   ------ -- ------ -- -------

7.1 Notwithstanding anything contained to the contrary in this Agreement, in the event of a Change in Control,  (i) the Option shall become immediately and fully
exercisable,   and  (ii)  the  Optionee  will  be  permitted  to  surrender  for cancellation within sixty (60) days after such Change in Control,  the Option or any  portion of the Option to the extent  not yet  exercised,  and the  Optionee shall be entitled to receive  immediately  a cash  payment in an amount equal to the excess,  if any, of (A) the Fair Market Value, at the time of surrender,  of the Shares subject to the Option or portion  thereof  surrendered,  over (B) the aggregate  purchase price for such Shares under the Option;  provided,  however, that if the Option  was  granted  within  six (6) months  prior to the Change in
Control and the Optionee may be subject to liability  under Section 16(b) of the
Exchange  Act, the Optionee  shall be entitled to surrender  the Option,  or any portion  of the  Option,  for  cancellation  during  the sixty  (60) day  period following  the  expiration  of six (6) months from the Grant Date and to receive the amount described above with respect to such surrender for cancellation.

7.2 If the  employment  of the  Optionee  is  terminated  within  two (2)  years following  a  Change  in  Control,  all  vested  Options  shall  continue  to be exercisable  at any  time  within  three  (3)  years  after  the  date  of  such termination  of  employment,  but in no event after  expiration  of the Exercise
Term.

8. Nontransferability.
   ------------------

The  Option  shall  not be  transferable  other  than by will or by the  laws of descent and distribution.  During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

9. No Right to Continued Employment.
   -- ----- -- --------- ----------

Nothing in this  Agreement  or the Plan shall be  interpreted  or  construed  to confer upon the Optionee any right with respect to  continuance of employment by

Exhibit 10(iii)A(1)

the Company or a Subsidiary,  nor shall this  Agreement or the Plan interfere in any way  with  the  right  of the  Company  or a  Subsidiary  to  terminate  the
Optionee's employment at any time.

10. Adjustments.
    -----------

In the event of a Change in  Capitalization,  the Committee may make appropriate adjustments  to the  number  and class of Shares  or other  stock or  securities subject to the Option and the  purchase  price for such Shares or other stock or securities.  The  Committee's  adjustment  shall be made in accordance  with the provisions of Section 11 of the Plan and shall be effective and final,  binding, and conclusive for all purposes of the Plan and this Agreement.

11. Terminating Events.
    ----------- ------

Subject to Section 7 hereof,  upon the effective date of (i) the  liquidation or dissolution of the Company or (ii) a merger or  consolidation  of the Company (a
"Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee  shall be entitled to receive in respect of all Shares  subject to the Option,  upon exercise of the Option,  the same number and kind of stock, securities,  cash,  property,  or other consideration that each holder of Shares was entitled to receive in the Transaction.

12. Withholding of Taxes and Notice of Disposition.
    ----------- -- ----- --- ------ -- -----------

12.1 The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal,  state,  and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes")
with respect to the Option.  If the Optionee is entitled to receive  Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the
Withholding   Taxes,  the  Optionee  may  make  a  written  election  (the  "Tax
Election"),  which  may  be  accepted  or  rejected  in  the  discretion  of the
Committee,  to have withheld a portion of the Shares issuable to him or her upon exercise  of the Option,  having an  aggregate  Fair  Market  Value equal to the withholding  Taxes,  provided  that, if the Optionee may be subject to liability under  Section  16(b) of the Exchange  Act,  the  election  must comply with the requirements applicable to Share transactions by such Optionees.

12.2 If the Optionee makes a  disposition,  within the meaning of Section 424(c)
of the Code and  regulations  promulgated  thereunder,  of any  Share or  Shares issued to him pursuant to his exercise of the Option within the two-year  period commencing  on the day after  the  Grant  Date or  within  the  one-year  period commencing  on the day after the date of transfer of such Share or Shares to the
Optionee pursuant to such exercise,  the Optionee shall, within ten (10) days of such disposition,  notify the Company thereof,  by delivery of written notice to the Company at its principal  executive office,  and immediately  deliver to the
Company the amount of Withholding Taxes.

Exhibit 10(iii)A(1)

13. Employee Bound by the Plan.
    -------- ----- -- --- ----

The Optionee hereby acknowledges  receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

14. Modification of Agreement.
    ------------ -- ---------

This Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived,  but only by a written  instrument  executed by the parties hereto.

15. Severability.
    ------------

Should  any  provision  of  this  Agreement  be held  by a  court  of  competent jurisdiction  to be  unenforceable  or invalid  for any  reason,  the  remaining provisions  of this  Agreement  shall not be affected by such  holding and shall continue in full force in accordance with their terms.

16. Governing Law.
    --------- ---

The validity,  interpretation,  construction,  and performance of this Agreement shall be governed by the laws of the State of Delaware  without giving effect to the conflicts of laws principles thereof.

17. Successors in Interest.
    ---------- -- --------

This Agreement  shall inure to the benefit of and be binding upon each successor corporation.  This Agreement shall inure to the benefit of the Optionee's  legal representatives.  All  obligations  imposed  upon the  Optionee  and all  rights granted  to the  Company  under  this  Agreement  shall be final,  binding,  and conclusive upon the Optionee's heirs, executors, administrators, and successors.

18. Resolution of Disputes.
    ---------- -- --------

Any dispute or disagreement  which may arise under, or as a result of, or in any way  relate  to,  the  interpretation,  construction,  or  application  of  this
Agreement shall be determined by the Committee. Any determination made hereunder shall be final,  binding, and conclusive on the Optionee and the Company for all purposes.

Exhibit 10(iii)A(1)

ATTEST:                                              NATIONAL SERVICE INDUSTRIES, INC.

____________________________________________         By:__________________________________________________
                  Secretary                               James S. Balloun
                                                          Chairman, President, and
                                                          Chief Executive Officer

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                                                          Name